Exhibit 99.1

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported consolidated statement of operations for the year ended December 31, 2016:

Tronox Limited
Consolidated Statement of Operations
(Millions of U.S. dollars, except share and per share data)
(Unaudited)

	Year Ended December 31, 2016
	As Reported	Adjustment	Revised

Net sales	$2,093	$2	$2,095
Cost of goods sold	1,846	-	1,846

Gross profit	247	2	249
Selling, general and administrative expenses	(210)	(4)	(214)
Restructuring expense	(1)	-	(1)

Income from operations	36	(2)	34
Interest and debt expense, net	(184)	-	(184)
Gain on extinguishment of debt	4	-	4
Other expense, net	(29)	-	(29)

Loss before income taxes	(173)	(2)	(175)
Income tax benefit	115	-	115

Net loss	$(58)	$(2)	$(60)
Net income attributable to noncontrolling interest	1	-	1
Net loss attributable to Tronox Limited	$(59)	$(2)	$(61)

Loss per share, basic and diluted (1)	$(0.50)	$(0.02)	$(0.52)

Weighted average shares outstanding, basic and diluted (in thousands)	116,161	116,161	116,161
________________________

(1)	Loss per share amounts were calculated from exact, not rounded, net loss and share information.

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported consolidated statement of comprehensive income for the year ended December 31, 2016:

Tronox Limited
Consolidated Statement of Comprehensive Income
(Millions of U.S. dollars)
(Unaudited)

	Year Ended December 31, 2016
	As Reported	Adjustment	Revised

Net loss	$(58)	$(2)	$(60)
Other comprehensive income (loss):
Foreign currency translation adjustments	119	-	119
Pension and postretirement plans:
Actuarial losses, net of taxes of less than $1 million	(18)	-	(18)
Amortization of unrecognized actuarial losses, net of taxes of less than $1 million	2	-	2
Prior service credit (no tax impact)	(4)	-	(4)
Pension and postretirement benefit curtailment loss (no tax impact)	(1)	-	(1)
Settlement gain on the Netherlands Pension Plan (no tax impact)	31	-	31
Unrealized gains on derivative financial instruments (no tax impact)	3	-	3
Other comprehensive income	132	-	132
Total comprehensive income	$74	$(2)	$72

Comprehensive income attributable to noncontrolling interest:
Net income	1	-	1
Foreign currency translation adjustments	31	-	31
Comprehensive income attributable to noncontrolling interest	32	-	32
Comprehensive income attributable to Tronox Limited	$42	$(2)	$40

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported consolidated statement of operations for the year ended December 31, 2015:

Tronox Limited
Consolidated Statement of Operations
(Millions of U.S. dollars, except share and per share data)
(Unaudited)

	Year Ended December 31, 2015
	As Reported	Adjustment	Revised

Net sales	$2,112	$-	$2,112
Cost of goods sold	1,992	4	1,996

Gross profit	120	(4)	116
Selling, general and administrative expenses	(217)	(7)	(224)
Restructuring expense	(21)	-	(21)

Loss from operations	(118)	(11)	(129)
Interest and debt expense, net	(176)	-	(176)
Other income, net	28	-	28

Loss before income taxes	(266)	(11)	(277)
Income tax provision	(41)	1	(40)

Net loss	$(307)	$(10)	$(317)
Net income attributable to noncontrolling interest	11	1	12
Net loss attributable to Tronox Limited	$(318)	$(11)	$(329)

Loss per share, basic and diluted (1)	$(2.75)	$(0.09)	$(2.84)

Weighted average shares outstanding, basic and diluted (in thousands)	115,566	115,566	115,566
________________________

(1)	Loss per share amounts were calculated from exact, not rounded, net loss and share information.

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported consolidated statement of comprehensive loss for the year ended December 31, 2015:

Tronox Limited
Consolidated Statement of Comprehensive Loss
(Millions of U.S. dollars)
(Unaudited)

	Year Ended December 31, 2015
	As Reported	Adjustment	Revised

Net loss	$(307)	$(10)	$(317)
Other comprehensive income (loss):
Foreign currency translation adjustments	(292)	-	(292)
Pension and postretirement plans:
Actuarial gains, net of taxes of less than $1 million	12	-	12
Amortization of unrecognized actuarial losses, net of taxes of less than $1 million	3	-	3
Other comprehensive loss	(277)	-	(277)
Total comprehensive loss	$(584)	$(10)	$(594)

Comprehensive income (loss) attributable to noncontrolling interest:
Net income	11	1	12
Foreign currency translation adjustments	(77)	-	(77)
Comprehensive loss attributable to noncontrolling interest	(66)	1	(65)
Comprehensive loss attributable to Tronox Limited	$(518)	$(11)	$(529)

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported consolidated statement of operations for the year ended December 31, 2014:

Tronox Limited
Consolidated Statement of Operations
(Millions of U.S. dollars, except share and per share data)
(Unaudited)

	Year Ended December 31, 2014
	As Reported	Adjustment	Revised

Net sales	$1,737	$-	$1,737
Cost of goods sold	1,530	1	1,531

Gross profit	207	(1)	206
Selling, general and administrative expenses	(192)	1	(191)
Restructuring expense	(15)	-	(15)

Loss from operations	-	-	-
Interest and debt expense, net	(133)	-	(133)
Net loss on liquidation of non-operating subsidiaries	(35)	-	(35)
Loss on extinguishment of debt	(8)	-	(8)
Other income, net	27	-	27

Loss before income taxes	(149)	-	(149)
Income tax provision	(268)	-	(268)

Net loss	$(417)	$-	$(417)
Net income attributable to noncontrolling interest	10	-	10
Net loss attributable to Tronox Limited	$(427)	$-	$(427)

Loss per share, basic and diluted (1)	$(3.74)	$-	$(3.74)

Weighted average shares outstanding, basic and diluted (in thousands)	114,281	114,281	114,281
________________________

(1)	Loss per share amounts were calculated from exact, not rounded, net loss and share information.

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported consolidated statement of comprehensive loss for the year ended December 31, 2014:

Tronox Limited
Consolidated Statement of Comprehensive Loss
(Millions of U.S. dollars)
(Unaudited)

	Year Ended December 31, 2014
	As Reported	Adjustment	Revised

Net loss	$(417)	$-	$(417)
Other comprehensive income (loss):
Foreign currency translation adjustments	(95)	-	(95)
Pension and postretirement plans:
Actuarial losses, net of taxes of less than $1 million	(83)	-	(83)
Amortization of unrecognized actuarial losses, net of taxes of less than $1 million	1	-	1
Prior service cost, no tax impact	(3)	-	(3)
Pension and postretirement benefit curtailment gain (no tax impact)	37	-	37
Other comprehensive loss	(143)	-	(143)
Total comprehensive loss	$(560)	$-	$(560)

Comprehensive income (loss) attributable to noncontrolling interest:
Net income	10	-	10
Foreign currency translation adjustments	(31)	-	(31)
Comprehensive loss attributable to noncontrolling interest	(21)	-	(21)
Comprehensive loss attributable to Tronox Limited	$(539)	$-	$(539)

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported unaudited condensed consolidated statement of operations for the three months ended March 31, 2016:

Tronox Limited
Condensed Consolidated Statement of Operations
(Millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three Months Ended March 31, 2016
	As Reported	Adjustment	Revised

Net sales	$475	$1	$476
Cost of goods sold	455	-	455

Gross profit	20	1	21
Selling, general and administrative expenses	(47)	(3)	(50)
Restructuring expense	(2)	-	(2)

Loss from operations	(29)	(2)	(31)
Interest and debt expense, net	(46)	-	(46)
Gain on extinguishment of debt	4	-	4
Other expense, net	(9)	-	(9)

Loss before income taxes	(80)	(2)	(82)
Income tax provision	(12)	-	(12)

Net loss	$(92)	$(2)	$(94)
Net loss attributable to noncontrolling interest	(1)	-	(1)
Net loss attributable to Tronox Limited	$(91)	$(2)	$(93)

Loss per share, basic and diluted (1)	$(0.78)	$(0.02)	$(0.80)

Weighted average shares outstanding, basic and diluted (in thousands)	115,920	115,920	115,920
________________________

(1)	Loss per share amounts were calculated from exact, not rounded, net loss and share information.

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported unaudited condensed consolidated statement of comprehensive loss for the three months ended March 31, 2016:

Tronox Limited
Condensed Consolidated Statement of Comprehensive Loss
(Millions of U.S. dollars)
(Unaudited)

	Three Months Ended March 31, 2016
	As Reported	Adjustment	Revised

Net loss	$(92)	$(2)	$(94)
Other comprehensive income:
Foreign currency translation adjustments	53	-	53
Pension and postretirement plans: amortization of unrecognized actuarial losses, net of taxes of less than $1 million	1	-	1
Other comprehensive income	54	-	54
Total comprehensive loss	$(38)	$(2)	$(40)

Comprehensive income (loss) attributable to noncontrolling interest:
Net loss	(1)	-	(1)
Foreign currency translation adjustments	13	-	13
Comprehensive income attributable to noncontrolling interest	12	-	12
Comprehensive loss attributable to Tronox Limited	$(50)	$(2)	$(52)

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported unaudited condensed consolidated statements of operations for the three and six months ended June 30, 2016:

Tronox Limited
Condensed Consolidated Statements of Operations
(Millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three Months Ended June 30, 2016			Six Months Ended June 30, 2016
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised

Net sales	$537	$1	$538	$1,012	$2	$1,014
Cost of goods sold	480	(1)	479	935	(1)	934

Gross profit	57	2	59	77	3	80
Selling, general and administrative expenses	(50)	(1)	(51)	(97)	(4)	(101)
Restructuring income (expense)	1	-	1	(1)	-	(1)

Income (loss) from operations	8	1	9	(21)	(1)	(22)
Interest and debt expense, net	(46)	-	(46)	(92)	-	(92)
Gain on extinguishment of debt	-	-	-	4	-	4
Other expense, net	-	(3)	(3)	(9)	(3)	(12)

Loss before income taxes	(38)	(2)	(40)	(118)	(4)	(122)
Income tax provision	(10)	-	(10)	(22)	-	(22)

Net loss	$(48)	$(2)	$(50)	$(140)	$(4)	$(144)
Net income attributable to noncontrolling interest	2	-	2	1	-	1
Net loss attributable to Tronox Limited	$(50)	$(2)	$(52)	$(141)	$(4)	$(145)

Loss per share, basic and diluted (1)	$(0.42)	$(0.02)	$(0.44)	$(1.21)	$(0.03)	$(1.24)

Weighted average shares outstanding, basic and diluted (in thousands)	116,184	116,184	116,184	116,052	116,052	116,052
________________________

(1)	Loss per share amounts were calculated from exact, not rounded, net loss and share information.

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported unaudited condensed consolidated statements of comprehensive loss for the three and six months ended June 30, 2016:

Tronox Limited
Condensed Consolidated Statements of Comprehensive Loss
(Millions of U.S. dollars)
(Unaudited)

	Three Months Ended June 30, 2016			Six Months Ended June 30, 2016
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised

Net loss	$(48)	$(2)	$(50)	$(140)	$(4)	$(144)
Other comprehensive income:
Foreign currency translation adjustments	-	-	-	53	-	53
Pension and postretirement plans: amortization of unrecognized actuarial losses, net of taxes of less than $1 million	-	-	-	1	-	1
Unrealized gains on derivative financial instruments (no tax impact)	2		2	2		2
Other comprehensive income	2	-	2	56	-	56
Total comprehensive loss	$(46)	$(2)	$(48)	$(84)	$(4)	$(88)

Comprehensive income attributable to noncontrolling interest:
Net income	2	-	2	1	-	1
Foreign currency translation adjustments	-	-	-	13	-	13
Comprehensive income attributable to noncontrolling interest	2	-	2	14	-	14
Comprehensive loss attributable to Tronox Limited	$(48)	$(2)	$(50)	$(98)	$(4)	$(102)

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported unaudited condensed consolidated statements of operations for the three and nine months ended September 30, 2016:

Tronox Limited
Condensed Consolidated Statements of Operations
(Millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three Months Ended September 30, 2016			Nine Months Ended September 30, 2016
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised

Net sales	$533	$-	$533	$1,545	$2	$1,547
Cost of goods sold	453	1	454	1,388	-	1,388

Gross profit	80	(1)	79	157	2	159
Selling, general and administrative expenses	(54)	-	(54)	(151)	(4)	(155)
Restructuring expense	(1)	-	(1)	(2)	-	(2)

Income from operations	25	(1)	24	4	(2)	2
Interest and debt expense, net	(46)	1	(45)	(138)	1	(137)
Gain on extinguishment of debt	-	-	-	4	-	4
Other expense, net	(14)	3	(11)	(23)	-	(23)

Loss before income taxes	(35)	3	(32)	(153)	(1)	(154)
Income tax provision	(7)	-	(7)	(29)	-	(29)

Net loss	$(42)	$3	$(39)	$(182)	$(1)	$(183)
Net loss attributable to noncontrolling interest	(2)	-	(2)	(1)	-	(1)
Net loss attributable to Tronox Limited	$(40)	$3	$(37)	$(181)	$(1)	$(182)

Loss per share, basic and diluted (1)	$(0.35)	$0.02	$(0.33)	$(1.56)	$(0.01)	$(1.57)

Weighted average shares outstanding, basic and diluted (in thousands)	116,219	116,219	116,219	116,108	116,108	116,108
________________________

(1)	Loss per share amounts were calculated from exact, not rounded, net loss and share information.

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported unaudited condensed consolidated statements of comprehensive income (loss) for the three and nine months ended September 30, 2016:

Tronox Limited
Condensed Consolidated Statements of Comprehensive Income (Loss)
(Millions of U.S. dollars)
(Unaudited)

	Three Months Ended September 30, 2016			Nine Months Ended September 30, 2016
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised

Net loss	$(42)	$3	$(39)	$(182)	$(1)	$(183)
Other comprehensive income (loss):
Foreign currency translation adjustments	69	-	69	122	-	122
Pension and postretirement plans:
Actuarial losses, no tax impact	(21)	-	(21)	(21)		(21)
Amortization of unrecognized actuarial losses, net of taxes of less than $1 million	(1)	-	(1)	-	-	-
Unrealized gains (losses) on derivative financial instruments (no tax impact)	(1)		(1)	1		1
Other comprehensive income	46	-	46	102	-	102
Total comprehensive income (loss)	$4	$3	$7	$(80)	$(1)	$(81)

Comprehensive income (loss) attributable to noncontrolling interest:
Net loss	(2)	-	(2)	(1)	-	(1)
Foreign currency translation adjustments	18	-	18	31	-	31
Comprehensive income attributable to noncontrolling interest	16	-	16	30	-	30
Comprehensive loss attributable to Tronox Limited	$(12)	$3	$(9)	$(110)	$(1)	$(111)

The following table presents the effect of the misstatement and other previously recorded immaterial out-of-period adjustments on our previously reported consolidated balance sheets as of December 31, 2016 and 2015:

Tronox Limited
Consolidated Balance Sheets
(Millions of U.S. dollars, except share and per share data)
(Unaudited)

	December 31, 2016			December 31, 2015
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised
ASSETS
Current Assets
Cash and cash equivalents	$248	$-	$248	$229	$-	$229
Restricted cash	3	-	3	5	-	5
Accounts receivable, net of allowance for doubtful accounts	421	3	424	391	-	391
Inventories, net	532	-	532	630	-	630
Prepaid and other assets	49	-	49	46	-	46
Total current assets	1,253	3	1,256	1,301	-	1,301
Noncurrent Assets
Property, plant and equipment, net	1,831	-	1,831	1,843	-	1,843
Mineral leaseholds, net	1,607	-	1,607	1,604	-	1,604
Intangible assets, net	223	-	223	244	-	244
Inventories, net	14	-	14	12	-	12
Other long-term assets	22	-	22	23	-	23
Total assets	$4,950	$3	$4,953	$5,027	$-	$5,027

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$181	$-	$181	$159	$-	$159
Accrued liabilities	174	11	185	180	7	187
Short-term debt	150	-	150	150	-	150
Long-term debt due within one year	16	-	16	16	-	16
Income tax payable	1	-	1	43	-	43
Total current liabilities	522	11	533	548	7	555
Noncurrent Liabilities
Long-term debt	2,888	-	2,888	2,910	-	2,910
Pension and postretirement healthcare benefits	122	-	122	141	-	141
Asset retirement obligations	73	-	73	77	-	77
Long-term deferred tax liabilities	152	-	152	143	-	143
Other long-term liabilities	32	-	32	98	-	98
Total liabilities	3,789	11	3,800	3,917	7	3,924

Commitments and Contingencies Shareholders' Equity
Tronox Limited Class A ordinary shares, par value $0.01 65,998,306 shares issued and 65,165,672 shares outstanding at December 31, 2016 and 65,443,363 shares issued and 64,521,851 shares outstanding at December 31, 2015	1	-	1	1	-	1
Tronox Limited Class B ordinary shares, par value $0.01 — 51,154,280 shares issued and outstanding at December 31, 2016 and 2015	-	-	-	-	-	-
Capital in excess of par value	1,524	-	1,524	1,500	-	1,500
(Accumulated deficit) retained earnings	(13)	(6)	(19)	93	(5)	88
Accumulated other comprehensive loss	(495)	(2)	(497)	(596)	(2)	(598)

Total Tronox Limited shareholders' equity	1,017	(8)	1,009	998	(7)	991
Noncontrolling interest	144	-	144	112	-	112
Total equity	1,161	(8)	1,153	1,110	(7)	1,103
Total liabilities and equity	$4,950	$3	$4,953	$5,027	$-	$5,027

Our consolidated statement of cash flows for the nine months ended September 30, 2016 had an immaterial change of $1 million increasing both cash flows provided by operating activities and cash used in investing activities from the revision. All other periods in 2016, 2015 and 2014 resulted in no net impact to operating, investing and financing cash flows from the revision.